Exhibit 99.1

Wellgistics Health to Announce First Quarter 2026 Financials on Tuesday May 19, 2026

TAMPA, FL – May 15, 2026 (Newswire.com) – Wellgistics Health, Inc. (NASDAQ: WGRX) (“Wellgistics” or the “Company”), a leading healthcare technology and pharmaceutical distribution company, today announced that it will report financial results for the first quarter of 2026 on Tuesday, May 19, 2026.

About Wellgistics Health, Inc.

Wellgistics Health (NASDAQ:WGRX) is a health information technology leader integrating its proprietary pharmacy dispensing optimization artificial intelligence platform EinsteinRx™ into its blockchain-enabled smart contracts platform PharmacyChain™ to optimize the prescription drug dispensing journey. Its integrated platform connects more than 6,500 pharmacies and 200+ manufacturers, offering wholesale distribution, digital prescription routing, direct-to-patient delivery, and AI-powered hub services such as eligibility verification, onboarding, adherence support, prior authorization, and cash-pay fulfillment designed to improve patient access and transparency across the prescription ecosystem.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable federal securities laws. Forward-looking statements include, without limitation, statements regarding the proposed acquisition of WellCare Today, LLC; the anticipated structure, valuation, consideration, preferred-stock terms and potential timing of any transaction; the Company’s ability to complete due diligence, negotiate and enter into definitive agreements, obtain board approvals, secure financing, satisfy closing conditions and complete the proposed transaction; the potential integration of WellCare Today’s platform, technology, personnel, programs and workflows with the Company’s MSO, pharmacy network, provider and healthcare technology initiatives; the potential use of HealthAssist® and connected wearable technologies in RPM, RTM, CCM, medication adherence, patient engagement and care-coordination programs; the potential participation of pharmacies, providers, patients and payors; the potential availability of reimbursement for RPM, RTM, CCM or related services; the potential creation of revenue opportunities; and the Company’s growth strategy, business plans and future performance.

Forward-looking statements may be identified by words such as “may,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “project,” “estimate,” “potential,” “opportunity,” “target,” “forecast,” “continue,” “will” and similar expressions. These statements are based on current expectations, assumptions and estimates and are subject to risks and uncertainties, many of which are beyond the Company’s control. Important factors that could cause actual results to differ materially include, but are not limited to: the risk that the parties do not enter into definitive agreements; the risk that the letter of intent is terminated or does not result in a completed transaction; the risk that the proposed valuation, consideration, preferred-stock terms or other transaction terms change materially; the risk that required financing, board approvals, third-party approvals or regulatory approvals are not obtained on acceptable terms or at all; the risk that Nasdaq shareholder approval or other Nasdaq requirements may apply depending on the final transaction terms; the risk that acquired technologies, programs or operations are not successfully integrated; the risk that anticipated benefits, synergies, provider adoption, pharmacy participation, patient engagement, reimbursement or revenue opportunities are not realized; risks associated with healthcare regulation, Medicare and payor requirements, fraud and abuse laws, privacy and data-security requirements, professional practice rules, device performance, third-party technology dependencies and changes in reimbursement policy; and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statements, except as required by applicable law.

Wellgistics Media & Investor Contact

Media: media@wellgisticshealth.com

Investor Relations: IR@wellgisticshealth.com

SOURCE: Wellgistics Health, Inc.

1